Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Year Ended
	December 31, 2006	December 31, 2005
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$807	$764
Real Estate	308	292
Manufacturing	493	504
Other	19	16

Total Revenues	1,627	1,576

Costs and Expenses:
Cost of Goods Sold:
Timber	487	418
Real Estate	126	152
Manufacturing	455	463
Other	3	3

Total Cost of Goods Sold	1,071	1,036

Selling, General and Administrative	113	97

Total Costs and Expenses	1,184	1,133

Gain from Canadian Lumber Settlement	14	—
Other Operating Income (Expense), net	4	5

Operating Income	461	448

Interest Expense, net	133	109

Income before Income Taxes	328	339

Provision for Income Taxes	13	8

Income from Continuing Operations	315	331

Gain on Sale of Properties, net of tax	—	23

Income Before Cumulative Effect of Accounting Change	315	354

Cumulative Effect of Accounting Change, net of tax	2	—

Net Income	$317	$354

Income from Continuing Operations per Share
- Basic	$1.75	$1.80
- Diluted	$1.74	$1.79

Net Income per Share
- Basic	$1.76	$1.92
- Diluted	$1.75	$1.92

Weighted Average Number of Shares Outstanding
- Basic	180.5	184.0
- Diluted	180.9	184.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	December 31, 2006	December 31, 2005
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$204	$192
Real Estate	66	72
Manufacturing	105	121
Other	4	6

Total Revenues	379	391

Costs and Expenses:
Cost of Goods Sold:
Timber	126	110
Real Estate	30	47
Manufacturing	102	114
Other	1	1

Total Cost of Goods Sold	259	272

Selling, General and Administrative	35	25

Total Costs and Expenses	294	297

Gain from Canadian Lumber Settlement	14	—
Other Operating Income (Expense), net	2	1

Operating Income	101	95

Interest Expense, net	35	29

Income before Income Taxes	66	66

Provision (Benefit) for Income Taxes	(3)	2

Income from Continuing Operations	69	64

Gain on Sale of Properties, net of tax	—	3

Net Income	$69	$67

Income from Continuing Operations per Share
- Basic	$0.39	$0.34
- Diluted	$0.39	$0.34

Net Income per Share
- Basic	$0.39	$0.36
- Diluted	$0.39	$0.36

Weighted Average Number of Shares Outstanding
- Basic	177.0	184.0
- Diluted	177.4	184.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31, 2006	December 31, 2005
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$273	$369
Restricted Advance from Customer	4	23
Accounts Receivable	40	44
Like-Kind Exchange Funds Held in Escrow	—	30
Inventories	83	75
Deferred Tax Asset	7	17
Real Estate Development Properties	3	26
Assets Held for Sale	82	43
Other Current Assets	21	16

	513	643

Timber and Timberlands - Net	3,876	3,887
Property, Plant and Equipment - Net	216	234
Investment in Grantor Trusts	28	26
Other Assets	28	22

Total Assets	$4,661	$4,812

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$125	$161
Short-Term Debt	—	50
Accounts Payable	42	45
Interest Payable	30	30
Wages Payable	27	25
Taxes Payable	24	18
Deferred Revenue	17	35
Other Current Liabilities	16	11

	281	375

Long-Term Debt	1,617	1,524
Lines of Credit	581	495
Deferred Tax Liability	25	39
Other Liabilities	68	54

Total Liabilities	2,572	2,487

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 177.1 at December 31, 2006, and 184.2 at December 31, 2005	2	2
Additional Paid-In Capital	2,190	2,179
Retained Earnings	214	186
Treasury Stock, at cost, Common Shares - 9.5 at December 31, 2006, and 2.0 at December 31, 2005	(307)	(44)
Accumulated Other Comprehensive Income (Loss)	(10)	2

Total Stockholders’ Equity	2,089	2,325

Total Liabilities and Stockholders’ Equity	$4,661	$4,812

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Year Ended
	December 31, 2006	December 31, 2005
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$317	$354
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	128	113
Basis of Real Estate Sold	85	124
Deferred Income Taxes	1	(13)
Gain on Sales of Properties and Other Assets	(1)	(24)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	30	(21)
Other Working Capital Changes	(1)	(15)
Other	(3)	(2)

Net Cash Provided By Operating Activities	556	516

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(86)	(89)
Timberlands Acquired	(111)	(501)
Proceeds from Sales of Properties and Other Assets	2	29
Other	(4)	(2)

Net Cash Used In Investing Activities	(199)	(563)

Cash Flows From Financing Activities:
Dividends	(290)	(279)
Borrowings on Lines of Credit	3,483	2,468
Repayments on Lines of Credit	(3,397)	(2,421)
Proceeds from Issuance of Short-Term Debt	—	50
Repayment of Short-Term Debt	(50)	—
Proceeds from Issuance of Long-Term Debt	216	297
Principal Payments and Retirement of Long-Term Debt	(159)	(53)
Proceeds from Stock Option Exercises	7	9
Acquisition of Treasury Stock	(263)	(1)
Other	—	(1)

Net Cash Provided By (Used In) Financing Activities	(453)	69

Increase (Decrease) In Cash and Cash Equivalents	(96)	22
Cash and Cash Equivalents:
Beginning of Year	369	347

End of Year	$273	$369

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	December 31, 2006	December 31, 2005
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$69	$67
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	34	28
Basis of Real Estate Sold	19	42
Deferred Income Taxes	(7)	(8)
Gain on Sale of Properties	(1)	(2)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	40	47
Other Working Capital Changes	(19)	(17)
Other	1	(3)

Net Cash Provided By Operating Activities	136	154

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(26)	(36)
Timberlands Acquired	(89)	(383)
Proceeds from Sales of Properties and Other Assets	1	2
Other	—	(1)

Net Cash Used In Investing Activities	(114)	(418)

Cash Flows From Financing Activities:
Dividends	(71)	(70)
Borrowings on Lines of Credit	1,316	662
Repayments on Lines of Credit	(1,253)	(668)
Proceeds from Issuance of Long-Term Debt	—	297
Principal Payments and Retirement of Long-Term Debt	(130)	(2)
Proceeds from Stock Option Exercises	1	5
Acquisition of Treasury Stock	(1)	—

Net Cash Provided By (Used In) Financing Activities	(138)	224

Decrease In Cash and Cash Equivalents	(116)	(40)
Cash and Cash Equivalents:
Beginning of Period	389	409

End of Period	$273	$369

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Twelve Months 2006	Twelve Months 2005
	(In Millions)
Revenues:
Northern Resources	$413	$347
Southern Resources	479	501
Real Estate	308	292
Manufacturing	493	504
Other	19	16
Eliminations	(85)	(84)

Total Revenues	$1,627	$1,576

Operating Costs, Expenses and Other:
Northern Resources	$308	$248
Southern Resources	301	284
Real Estate	130	156
Manufacturing	471	475
Other	3	3
Other Costs and Eliminations	(33)	(38)

Total Costs, Expenses and Other	$1,180	$1,128

Operating Income (Loss)
Northern Resources	$105	$99
Southern Resources	178	217
Real Estate	178	136
Manufacturing	22	29
Other	16	13
Other Costs and Eliminations	(52)	(46)
Gain from Canadian Lumber Settlement	14	—

Total Operating Income	$461	$448

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Fourth Quarter 2006	Fourth Quarter 2005
	(In Millions)
Revenues:
Northern Resources	$105	$98
Southern Resources	121	119
Real Estate	66	72
Manufacturing	105	121
Other	4	6
Eliminations	(22)	(25)

Total Revenues	$379	$391

Operating Costs, Expenses and Other:
Northern Resources	$81	$72
Southern Resources	79	71
Real Estate	31	48
Manufacturing	107	117
Other	1	1
Other Costs and Eliminations	(7)	(13)

Total Costs, Expenses and Other	$292	$296

Operating Income (Loss)
Northern Resources	$24	$26
Southern Resources	42	48
Real Estate	35	24
Manufacturing	(2)	4
Other	3	5
Other Costs and Eliminations	(15)	(12)
Gain from Canadian Lumber Settlement	14	—

Total Operating Income	$101	$95

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2006					2005
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$35	$36	$33	$33	$34	$38	$38	$36	$37	$37
Pulpwood	$/Ton Stumpage	$8	$8	$7	$8	$8	$9	$9	$8	$7	$8

Northern Resources
Sawlog	$/Ton Delivered	$77	$78	$81	$74	$77	$76	$77	$79	$77	$77
Pulpwood	$/Ton Delivered	$37	$37	$38	$37	$37	$37	$37	$39	$38	$38

Lumber (1)	$/MBF	$467	$456	$410	$385	$431	$483	$459	$440	$435	$454
Plywood (1)	$/MSF	$452	$455	$431	$407	$437	$419	$422	$418	$444	$425
Fiberboard (1)	$/MSF	$445	$480	$518	$506	$486	$449	$458	$441	$434	$446

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,749	1,685	1,548	1,629	6,611	1,899	1,899	1,553	1,624	6,975
Pulpwood	1,000 Tons	1,642	1,651	1,917	2,319	7,529	1,592	1,825	1,690	1,696	6,803

Total Harvest		3,391	3,336	3,465	3,948	14,140	3,491	3,724	3,243	3,320	13,778

Northern Resources
Sawlog	1,000 Tons	1,151	877	954	1,093	4,075	906	774	898	1,011	3,589
Pulpwood	1,000 Tons	766	517	734	725	2,742	499	319	467	529	1,814

Total Harvest		1,917	1,394	1,688	1,818	6,817	1,405	1,093	1,365	1,540	5,403

Lumber	MBF	99,367	97,059	93,925	86,880	377,231	102,857	105,028	103,099	96,003	406,987
Plywood	MSF	75,769	71,269	70,109	60,845	277,992	75,483	75,235	76,692	71,115	298,525
Fiberboard	MSF	69,076	70,411	63,698	51,502	254,687	61,806	61,843	62,231	62,407	248,287

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2006					2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr		3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	15,050	11,765	19,040	14,240	60,095	18,525	13,315		85,610	30,750	148,200
Large Non-strategic	—	—	—	—	—	—	625	*	—	39,375	40,000
Conservation	2,580	2,185	4,600	15,020	24,385	8,650	450		11,600	1,900	22,600
HBU/Recreation	3,095	7,225	7,875	4,575	22,770	9,100	4,510		5,620	1,770	21,000
Development Properties	1,075	645	1,970	635	4,325	20	140		20	20	200
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a		n/a	n/a	n/a

	21,800	21,820	33,485	34,470	111,575	36,295	19,040		102,850	73,815	232,000

Price per Acre
Small Non-strategic	$1,465	$1,270	$1,765	$1,730	$1,585	$1,225	$1,425		$1,050	$905	$1,075
Large Non-strategic	—	—	—	—	—	—	$1,820		—	$763	$780
Conservation	$2,085	$1,500	$3,865	$990	$1,695	$1,550	$3,225		$760	$1,225	$1,151
HBU/Recreation	$5,310	$4,140	$3,775	$3,620	$4,070	$2,600	$2,550		$3,030	$3,905	$2,814
Development Properties	$8,595	$5,295	$21,950	$14,995	$15,125	$23,500	$13,785		$14,300	$10,700	$14,500
Conservation Easements	$1,300	—	$605	—	$885	$427	—		—	$490	$450

Revenue, ($ millions)
Small Non-strategic	$22	$15	$33	$26	$96	$23	$19		$90	$28	$160
Large Non-strategic	—	—	—	—	—	—	$1		—	$30	$31
Conservation	$5	$3	$18	$15	$41	$13	$2		$9	$2	$26
HBU/Recreation	$17	$30	$30	$16	$93	$24	$11		$17	$7	$59
Development Properties	$9	$4	$43	$9	$65	—	$3		—	—	$3
Conservation Easements	$8	—	$5	—	$13	$8	—		—	$5	$13

	$61	$52	$129	$66	$308	$68	$36		$116	$72	$292

Basis of Real Estate Sold	$10	$13	$43	$19	$85	$18	$10		$54	$42	$124
($ millions)

*	Represents the completion of the sale of our Pennsylvania properties. Initial sale was in 2004.